Employee Benefit Plan, Tax Status	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Tax Status [Line Items]
EBP, Tax Status	Income Tax Status
The Company adopted a preapproved defined contribution plan (the Preapproved Plan) sponsored by BOKF, NA. The IRS has determined and informed the Preapproved Plan sponsor by a favorable opinion letter dated June 30, 2020, stating that the Preapproved Plan is designed in accordance with the applicable sections of the Code.
Once qualified, the Plan is required to operate in conformity with the Code to maintain its qualification. The Plan Administrator believes the Plan is being operated in compliance with the applicable requirements of the Code and, therefore, believes that the Plan, as amended, is qualified and the related trust is tax-exempt. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress.